SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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TORNADO GOLD INTERNATIONAL CORP.

(Name of Registrant as Specified In Its Charter)

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8600 TECHNOLOGY WAY
SUITE 118
RENO NV 89521

Dear Stockholder:

You are cordially invited to join us at the 2006 Annual Meeting of Stockholders of Tornado Gold International Corp. This year’s meeting will be held at the Blue Horizon Hotel, Vancouver, Canada, on Wednesday, January 24, 2007, starting at 9:00 a.m. I hope you will be able to attend. At the meeting, we will (i) elect directors, (ii) vote on the Agreement and Plan of Merger, which is attached hereto, pursuant to which we will reincorporate from the state of Nevada to the state of Delaware, (iii) ratify the appointment of Jonathon P. Reuben as our independent auditor, and (iv) transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

It is important that your shares be voted whether or not you plan to be present at the meeting. You should specify your choices by marking the appropriate boxes on the proxy form on the reverse side, and date, sign, and return your proxy form in the enclosed, postage-paid return envelope as promptly as possible. If you date, sign, and return your proxy form without specifying your choices, your shares will be voted in accordance with the recommendation of your directors.

I am looking forward to seeing you at the meeting.

Sincerely,
/s/ Earl W. Abbott Earl W. Abbott Chairman of the Board, Chief Executive Officer, President, and Secretary

TORNADO GOLD INTERNATIONAL CORP.
8600 Technology Way, Suite 118, Reno, Nevada, 89521
NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

PLEASE TAKE NOTICE that the 2006 Annual Meeting of Stockholders of TORNADO GOLD INTERNATIONAL CORP. (“we,” “our,” or “us”) will be held at 9:00 a.m., Wednesday, January 24, 2007, at the Blue Horizon Hotel, Vancouver, Canada, for the following purposes:

1.   To elect the Board of Directors (Proposal 1);

2.   To approve the Agreement and Plan of Merger, which is attached hereto, pursuant to which we will reincorporate from the state of Nevada to the state of Delaware (Proposal 2);

3.   To ratify the appointment of Jonathon P. Reuben to serve as our independent auditor for the fiscal year that began on January 1, 2006 (Proposal 3); and

4.   To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only the holders of Common Stock of record at the close of business on December 6, 2006 (the “Record Date”), are entitled to vote at the meeting. Each stockholder is entitled to one vote for each share of Common Stock held on the Record Date, except for the election of Directors, for which cumulative voting rights apply.

By order of the Board of Directors,
/s/ Earl W. Abbott EARL W. ABBOTT Chairman of the Board, Chief Executive Officer, President, and Secretary
December 27, 2006 Reno, Nevada

The presence in person and/or the representation by proxy of the holders of a majority of the issued and outstanding shares of stock entitled to vote is necessary and sufficient to constitute a quorum. Accordingly, if you do not expect to be present at the meeting, you may vote your shares of stock by executing the accompanying proxy and returning it promptly in the enclosed envelope, which requires no postage if mailed in the United States.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
OF
TORNADO GOLD INTERNATIONAL CORP.
8600 Technology Way, Suite 118, Reno, Nevada, 89521
TO BE HELD ON JANUARY 24, 2007

SOLICITATION AND REVOCATION OF PROXY

The accompanying proxy is being solicited by our Board of Directors for use at the forthcoming Annual Meeting of Stockholders. Each stockholder giving such a proxy has the power to revoke the same at any time before it is voted by so notifying our Secretary in writing. We will bear all expenses in connection with this solicitation. This Proxy Statement and the accompanying proxy are being mailed to stockholders on or about December 27, 2006.

We have one class of securities outstanding and entitled to vote at the Annual Meeting of Stockholders - our Common Stock. At the close of business on December 6, 2006, the record date for determining stockholders entitled to notice of, and to vote at, the meeting, we had issued and outstanding 29,961,526 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote with respect to each matter to be voted on at the meeting, except for the election of directors, for which cumulative voting rights apply.

The representation in person or by proxy of a majority of the shares entitled to vote shall constitute a quorum at the Annual Meeting of Stockholders. Directors are elected by a plurality of the affirmative votes cast. The affirmative vote of the holders of a majority of the outstanding shares present in person or by proxy and entitled to vote thereon is required to approve the Agreement and Plan of Merger, which is attached hereto, pursuant to which we will reincorporate from the state of Nevada to the state of Delaware. The affirmative vote of the holders of a majority of the outstanding shares present in person or by proxy and entitled to vote thereon is required to ratify the appointment of Jonathon P. Reuben as our independent auditor. Under Nevada law, abstentions and “non-votes” are counted as present in determining whether the quorum requirement is satisfied. With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on any proposal (other than the election of directors) and will have the effect of a negative vote. Under applicable Nevada law, a non-vote will have no effect on the outcome of any of the matters referred to in this Proxy Statement. A non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

We will receive the stockholders’ proxies, and the inspectors of election will tabulate and certify the votes. All information included in proxies and ballots, including any identifying information on the individual stockholders, will be available to our management and directors.

PROPOSAL 1

ELECTION OF DIRECTORS

Properly executed proxies will be voted as marked, and, if not marked, will be voted in favor of the election of the persons named below as directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. If any nominee does not remain a candidate at the time of the meeting (a situation which management does not anticipate), proxies solicited hereunder will be voted in favor of those nominees who do remain as candidates and may be voted for substitute nominees designated by the Board of Directors.

We have no formal policy with respect to the attendance of Directors at our annual meetings. All members of the Board attended last year’s annual meeting of stockholders.

On December 4, 2006, the Board of Directors nominated the following Board of Directors to stand for election or re-election, as applicable. All Board of Directors seats are subject to election at the 2006 Annual Meeting of Stockholders.

Name	Age*	Current Position
Earl W. Abbott	64	Chairman of the Board, President, Chief Executive Officer, Secretary, Director
George Drazenovic	35	Chief Financial Officer
Carl Pescio	54	Director

* As of December 6, 2006

 Dr. Earl W. Abbott was appointed as our President, Chief Executive Officer, Chief Financial Officer, Secretary, and Director in March 2004. He resigned as our Chief Financial Officer in March 2006 when Mr. Drazenovic was appointed as Chief Financial Officer. Dr. Abbott is a senior geologist and Qualified Person with 33 years of experience in mineral exploration for large and small companies in the western United States, Alaska, Mexico, China, Africa, and Costa Rica. From 2003 to December 1, 2006, Dr. Abbott was the president of Big Bar Gold Corp., a company reporting on a Canadian exchange, and he continues to serve as a director; from 2005 to December 1, 2006, Dr. Abbott served as president of AAA Minerals, which later became AAA Energy, a company reporting on a U.S. exchange, and he continues to serve as a director; and from 1999 to present, Dr. Abbott has served as the president of King Midas Resources Ltd., a private Canadian company he founded, which has acquired U.S. and Mexican gold properties. From 1982 to the present, Dr. Abbott has been self-employed as a geological consultant, in which he manages metallic and industrial mineral projects and exploration programs. From 1988 to 1997, Dr. Abbott was the Vice President and Director the Trio Gold Corp., where he managed gold exploration activities in the U.S., Ghana, and Costa Rica. From 1983 to 1984, he served as a regional geologist for U.S. Minerals Exploration Company, where he conducted a successful gold exploration program in Nevada and Utah. From 1978 to 1982, he was a district geologist for Energy Reserves Group, Inc., where he opened and managed the Reno District exploration office and managed more than twenty projects, which included geologic mapping, geochemical surveys, and more than 70,000 feet of rotary drilling, along with conducting uranium exploration in Nevada, Wyoming, South Dakota, and Montana. From 1975 to 1978, Dr. Abbott was a senior geologist with Urangesellschaft USA, Inc., where he conceived, managed, and conducted uranium exploration programs in remote terrains in Alaska; and from 1971 to 1975, Dr. Abbott was a project geologist for Continental Oil Company, where he completed the oil and gas training program and supervised uranium exploration rotary drilling programs in Wyoming.

Dr. Abbott is a member of the American Institute of Professional Geologists and a past president of its Nevada section. He is also a Certified Professional Geologist and a member of the Geological Society of Nevada (and its past president). In addition, Dr. Abbott is a member of the Society of Mining Engineers of American Institute of Mining, Metallurgical and Petroleum; the Denver Region Exploration Geologists Society (and its past president); and the Nevada Petroleum Society (and its past president). Dr. Abbott earned his Ph.D. in Geology in 1972 and his Master of Arts in Geology in 1971 from Rice University, Houston, Texas. Dr. Abbott earned his Bachelor of Arts degree in Geology in 1965 from San Jose State College, San Jose, California. Except as otherwise stated, Dr. Abbott is not an officer or director of any other reporting company.

Mr. George Drazenovic was appointed as our Chief Financial Officer on March 28, 2006. From April 2005 until the present, Mr. Drazenovic has been the Chief Financial Officer of EPOD International, Inc., a U.S. reporting company; and from 2001 to 2005, he was a Corporate Finance Manager with BC Hydro. Mr. Drazenovic earned his Bachelor of Arts in Economics from the University of British Columbia in 1991, a Diploma in Financial Management from the British Columbia Institute of Technology in 1993, and a Masters of Business Administration in Finance from the University of Notre Dame in 2001. He also obtained licensing as a Certified General Accountant in 1997 and is a CFA Charter holder (Chartered Financial Analyst) since 2001. Mr. Drazenovic is a member of the Certified General Accountants of British Columbia and the Vancouver Society of Financial Analysts. Mr. Drazenovic is a citizen of, and resides in, Canada. Except as otherwise stated, Mr. Drazenovic is not an officer or director of any other reporting company.

Mr. Carl A. Pescio has been a director of ours since March 2004. Mr. Pescio is a geologist offering more than 30 years of experience in the mining resource sector. In 1974, Mr. Pescio graduated from the University of Nevada with a Bachelor of Science in Geology. After graduating, Mr. Pescio joined Kennecott Copper Corp. as a geologist. Since 1975, Mr. Pescio has worked for numerous other natural resource companies in various positions, including: Geologist, Chief Geologist, Geological Engineer, Mine Manager, and Vice President of Exploration. Mr. Pescio’s tenure with Alta Gold between 1987 and 1991 as Vice-President of Mining and Exploration led to his interest and focus on exploration for precious metal deposits in the Nevada gold trends. Since 1991, he has focused his efforts on acquiring properties with potential for deposits large enough to interest the major mining companies in the area. Currently (and for more than the past five years), Mr. Pescio is the President of Pescio Exploration, which owns approximately 55 properties, covering more than 20,000 hectares in Nevada. More than half of Pescio Exploration’s properties are under lease and being explored by others. Mr. Pescio is also Vice-President of Exploration of, and a Director for, Mill City International Corp. Except as otherwise stated, Mr. Pescio is not an officer or director of any other reporting company.

Stockholder Approval Required.

Directors shall be elected by a plurality of the affirmative votes cast at the 2006 Annual Meeting of Stockholders. The holders of common stock have cumulative voting rights for the election of directors; so each stockholder has a total number of votes equal to one vote per share multiplied by the number of directors to be elected. These votes may be cast among any number of nominees, including casting all votes for one nominee.

Directors’ Meetings, Committees and Fees.

In 2005, the Board of Directors held one (1) meeting. All incumbent directors attended at least 75% of the meetings of the Board of Directors. Because we do not have the resources to expand our management at this time, we do not have any standing committees of the Board of Directors. The entire Board of Directors functions as the audit, nominating, and compensations committees. The Board of Directors does not have a written charter with respect to nominating directors.

Our stockholders may communicate (including submission of director nominations) with our Board of Directors or a director by sending a letter addressed to the Board or a director, c/o  Secretary, Tornado Gold International Corp., 8600 Technology Way, Suite 118, Reno, Nevada 89521. All communications will be compiled by our secretary and forwarded to the Board of Directors or the director accordingly.

The Board of Directors regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Board utilizes a variety of methods for identifying and evaluating director candidates. Candidates may come to the attention of the Board through current directors, professional search firms, stockholders, or other persons. We may pay fees to third-parties relating to the search for candidates.

Once the Board has identified a prospective nominee, the Board will evaluate the prospective nominee in the context of the then-current composition of the Board of Directors and will consider a variety of other factors, including the prospective nominee’s business, technology, and industry; finance and financial reporting experience; and other attributes that would be expected to be contributed to the Board of Directors. The Board seeks to identify nominees who possess a diligent range of experience, skills, areas of expertise, industry knowledge, and business judgment. Successful nominees should have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values. Whether a nominee is recommended by a security holder or not, the manner in which the Board of Directors evaluates the nominee remains the same.

Currently, the Board of Directors does not have a formal policy with respect to the consideration of stockholder nominations for directors or other stockholder proposals. Historically, we have felt that such a policy is unnecessary given our relatively small size; however, our Board of Directors may again consider adopting such policies.

Executive Officers.

The following table sets forth certain information regarding our executive officers as of December 6, 2006:

Name	Position
Earl W. Abbott	Chairman of the Board, Chief Executive Officer, President, and Secretary
George Drazenovic	Chief Financial Officer

Earl W. Abbott, Chairman of the Board, Chief Executive Officer, President, and Secretary. Information regarding Mr. Abbott is set forth under “Election of Directors,” earlier in this Proxy Statement.

George Drazenovic, Chief Financial Officer. Information regarding Mr. Drazenovic is set forth under “Election of Directors,” earlier in this Proxy Statement.

Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth certain information regarding the shares of our outstanding Common Stock beneficially owned as of December 6, 2006, by (i) each of our directors, nominees to the Board, and executive officers, (ii) all directors and executive officers as a group, and (iii) each other person who is known by us to own beneficially more than 5% of our Common Stock based upon 29,961,526 issued common shares.

Title of Class	Name and Address (1) of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Earl W. Abbott	3,600,000 shares	12.0%
Common Stock	George Drazenovic	0 shares	0.0%
Common Stock	Stanley B. Keith	1,800,000 shares	6.0%
Common Stock	Carl A. Pescio	1,800,000 shares	6.0%
Common Stock	All directors and named executive officers (4 persons) (2)	7,200,000 shares	24.0%

(1) The address of each person is 8600 Technology Way, Suite 118, Reno, NV 89521.
(2) Following the 2006 Annual Meeting of Stockholders, if the nominees are elected, all directors and officers as a group (3 persons) will beneficially own 5,400,000 shares, or 18.0%.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock that may be acquired upon exercise of stock options or warrants that are currently exercisable or that become exercisable within 60 days of the date of the table are deemed to be beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

CHANGES IN CONTROL. As of December 6, 2006, our management was not aware of any arrangements which may result in “changes in control” as that term is defined by the provisions of Item 403(c) of Regulation S-B.

Compensation of Executive Officers.

Any compensation received by our officers, directors, and management personnel will be determined from time to time by our Board of Directors. Our officers, directors, and management personnel will be reimbursed for any out-of-pocket expenses incurred on our behalf.

Summary Compensation Table . The following table sets forth the total compensation earned by or paid to our Chief Executive Officer and our other most highly compensated executive officers for the fiscal years ended December 31, 2005 and 2004.

		Annual Compensation			Long Term Compensation Awards			All Other
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Stock	Options	LTIP Payouts	Compensation
		($)	($)	($)		(#)	($)
Earl W. Abbott, CEO, President, Secretary, Treasurer	2005 2004	None None	None None	None None	None None	None None	None None	$89,950 (1) $36,268 (2)
Earl T. Shannon, former president and secretary	2004	None	None	None	None	None	None	None
Steven W. Hudson, former secretary	2004	None	None	None	None	None	None	None
Scott W. Bodenweber, former CFO	2004	None	None	None	None	None	None	None

(1) Dr. Abbott received a total of $89,950 for consulting services during the year ended December 31, 2005, of which $61,775 related to mining exploration and the remaining $21,875 related to general administrative services. In addition, during 2005, Dr. Abbott was reimbursed $25,609 for travel and other company-related expenses.

(2) Dr. Abbott received a total of $36,268 for consulting services during the year ended December 31, 2004, of which $17,482 relates to geological services and $18,786 relates to administrative services. In addition, during 2004, Dr. Abbott was reimbursed $9,470 for travel and related expenses.

Mr. Drazenovic was appointed Chief Financial Officer in March 2006 and will be paid a consulting fee of $2,500 per month. The terms of his consulting agreement are still being finalized.

Mr. Pescio and Mr. Keith are also compensated for their mining exploration services, administrative services, and travel expenses, as those services are rendered. Those services are rendered to us on a contractor basis.

Stock Options.

No stock options were granted in 2005.

Employment Agreements.

There are no employment agreements between us and any named executive officer.

Compensation of Directors.

Our directors do not receive any cash compensation, but are entitled to reimbursement of their reasonable expenses incurred in attending directors’ meetings.

Certain Relationships and Related Transactions.

As discussed herein, we entered into agreements with a company owned by Mr. Carl A. Pescio, one of our directors, to acquire mining claims. Preliminary forms of these agreements were entered into on May 31, 2004, and were finalized on April 5, 2005.

During the year ended December 31, 2004, we incurred consulting fees for services rendered by Dr. Earl W. Abbott, our President, totaling $36,268, of which $17,482 related to mining exploration and the remaining $18,786 related to general administrative activities.

Also during the year-ended December 31, 2004, we incurred consulting fees for services rendered by a company wholly owned by Mr. Keith totaling $5,007, of which $3,361 related to mining exploration and the remaining $1,646 related to general administrative activities.

On April 15, 2005, our officers and directors agreed to redeem 27,172,800 of their shares for $7,906, or approximately $.0003 per share. This includes 13,586,400 shares from Dr. Abbott and 6,793,200 shares each from Messrs. Pescio and Keith. Dr. Abbott’s shares were redeemed for $3,954, and Messrs. Pescio and Keith each received $1,976 for their shares. These amounts are the equivalent to the pre-split prices they paid for their shares when they joined us in March 2004.

During the year ended December 31, 2005, we had the following transactions with related parties:

o Pursuant to the 2004 agreements to acquire mining claims with a company owned by Mr. Pescio, we paid Mr. Pescio $140,000 related to these agreements. In addition, we incurred $5,744 to Mr. Pescio in consulting services related to mining exploration;

o We entered into an agreement with Dr. Abbott and Mr. Keith to explore the feasibility and possible lease and acquisition of certain mining claims owned jointly by Dr. Abbott and Mr. Keith;

o We incurred consulting fees for services rendered by Dr. Abbott totaling $89,950, of which $61,775 related to mining exploration and the remaining $28,175 related to general administrative activities. Also, we reimbursed Dr. Abbott $25,609 for travel and other company-related expenses; and

o We incurred consulting fees for services rendered by Mr. Keith totaling $3,349, of which $1,389 related to mining exploration and the remaining $1,960 related to general administrative activities. Also, we reimbursed Mr. Keith $579 for travel and other company related expenses.

During the nine-months ended September 30, 2006, we had the following transactions with related parties:

o We made advance lease payments of $550,000 to Mr. Pescio on our mining claims;

o We paid Mr. Pescio $1,020,000 relating to certain agreements to acquire mining claims entered into between a company owned by Mr. Pescio and us;

o We paid Dr. Abbott and Mr. Keith $8,294 and $12,971, respectively, in relation to certain agreements to acquire mining properties entered into between such persons and us;

o We incurred consulting fees for services rendered by Dr. Abbott totaling $162,817, of which $107,714 related to mining exploration and $55,103 related to general administrative activities, and we reimbursed Dr. Abbott $9,209 for travel and other related expenses; and

o We paid Mr. Drazenovic $35,000 for services rendered in his capacity as chief financial officer.

With regard to any future related-party transaction, we plan to disclose any and all related-party transactions fully when required, including, but not limited to, in prospectuses and in any and all filings with the Securities and Exchange Commission. Furthermore, we intend to obtain, when required, disinterested directors’ and stockholders’ consent.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Act of 1934 requires our directors, executive officers, and any persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. SEC regulations require executive officers, directors, and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 2005, and during the interim period ending December 6, 2006, all but one of our executive officers, directors, and greater than 10% stockholders complied with all applicable filing requirements. That one person was delinquent regarding a series of attempted sales of our common stock early in our current fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2

APPROVAL OF AGREEMENT AND PLAN OF MERGER

Our Board of Directors has approved, by written consent, an Agreement and Plan of Merger pursuant to which we will reincorporate from the state of Nevada to the state of Delaware. As part of this reincorporation, we will merge with and into our wholly-owned subsidiary, Tornado Gold International Corporation, a Delaware corporation (“Tornado Gold Delaware”), which will result in:

•
your right to receive one share of common stock, par value $0.001 per share, of Tornado Gold Delaware, for every one share of our common stock, par value $0.001 per share, owned by you as of the effective date of the reincorporation;

•	the persons presently serving as our executive officers and directors continuing to serve in such respective capacity with Tornado Gold Delaware;
•
the adoption of a Certificate of Incorporation under the laws of the state of Delaware in the form attached hereto as Exhibit A, pursuant to which our authorized common stock will remain unchanged at 100,000,000 shares, $0.001 par value per share; and

•	the adoption of new by-laws under the laws of the state of Delaware in the form attached hereto as Exhibit B.

Our common stock is currently quoted on the OTC Bulletin Board. We believe that the common stock of Tornado Gold Delaware will also be quoted on the OTC Bulletin Board. We also believe that our reincorporation from the state of Nevada to the state of Delaware will facilitate our ability to list our common stock on the TSX Venture Exchange (the “TSX Venture”); however, we can provide no assurance that shares of common stock of Tornado Gold Delaware will be listed or will commence trading on the TSX Venture or any other stock exchange.

REINCORPORATION IN DELAWARE

Questions and Answers

Q:	Why are we reincorporating in Delaware?
A:
We believe the reincorporation in Delaware will facilitate our ability to be publicly traded on the TSX Venture. However, we can provide no assurance that the shares will be traded on the TSX Venture or any other stock exchange. Regardless of whether the shares are ever traded on the TSX Venture, shares of Tornado Gold Delaware will be eligible to be quoted on the OTC Bulletin Board beginning on or about the effective date of the reincorporation, and we have every reason to believe the shares of Tornado Gold Delaware will be quoted on the OTC Bulletin Board.

In addition, because of Delaware’s prominence as a state of incorporation for many corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law. By reincorporating in Delaware, we hope to experience greater certainty with respect to our legal affairs and governance by our officers and directors.

Q:	What are the principal features of the reincorporation?
A:
The reincorporation will be accomplished by merging with and into our wholly-owned subsidiary, Tornado Gold Delaware. Our Articles of Incorporation will become the Certificate of Incorporation of Tornado Gold Delaware. One (1) new share of Tornado Gold Delaware common stock will be issued in exchange for each outstanding share of our common stock held by our stockholders on the effective date of the reincorporation. Shares of Tornado Gold Delaware will be eligible to be quoted on the OTC Bulletin Board beginning on or about the effective date of the reincorporation.

Q:	What are the differences between Nevada and Delaware law?
A:
There are some differences between the laws of the State of Nevada and State of Delaware that may impact your rights as a stockholder. For information regarding the differences between the corporate laws of the State of Nevada and those of the State of Delaware, please see “Changes in Stockholder Rights” included elsewhere in this proposal.

Q:	How will the reincorporation affect your ownership?
A:
Your proportionate ownership interest will not be affected by the reincorporation. In addition, your ability to vote the shares you own and receive dividends will not be affected. However, as more fully discussed below, Tornado Gold Delaware’s Certificate of Incorporation will not provide for cumulative voting.

Q:	Can you require us to purchase your stock?
A:	Yes. Under Nevada law, you are entitled to appraisal and purchase of your stock as a result of the reincorporation. See the section entitled “Dissenter’s Right of Appraisal.”

Q:	Will you have to pay taxes on the shares of Tornado Gold Delaware?
A:
We believe the reincorporation is not a taxable event and that you will be entitled to the same tax basis in the shares of Tornado Gold Delaware that you had in your shares of our common stock. However, every stockholder’s tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the reincorporation.

Q:	How will the reincorporation affect our officers, directors, and employees?
A:	Our officers, directors, and employees will become the officers, directors, and employees of Tornado Gold Delaware upon effectiveness of the reincorporation.

Q:	What do you do with your stock certificates?
A:
Delivery of your certificates issued prior to the effective date of the reincorporation will constitute “good delivery” of shares in transactions subsequent to the reincorporation. Certificates representing shares of Tornado Gold Delaware will be issued with respect to transfers occurring after the reincorporation. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes. IT WILL NOT BE NECESSARY FOR OUR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF TORNADO GOLD DELAWARE. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO US OR OUR TRANSFER AGENT.

Q:	What if you have lost your certificate?
A:
If you have lost your certificate, you can contact our transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for sale of transfer. Our transfer agent may be reached at:

Transfer Online, Inc. c/o Mark Knight 317 SW Alder Street, 2nd Floor Portland, OR 97204 503-227-2950.

Background of the Reincorporation

On December 4, 2006, our Board of Directors approved the Agreement and Plan of Merger, which, among other things, provides for our reincorporation from the state of Nevada to the state of Delaware. The Agreement and Plan of Merger is attached hereto as Exhibit C and should be read in its entirety. The discussion of the Agreement and Plan of Merger is qualified in its entirety by reference to Exhibit C.

Purpose of the Reincorporation

We believe the reincorporation from the state of Nevada to the state of Delaware will facilitate our ability to list our common stock on the TSX Venture; however, we can provide no assurance that the shares of common stock of Tornado Gold Delaware will be listed or will commence trading on the TSX Venture or any other stock exchange. In addition, because of Delaware’s prominence as a state of incorporation for many corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law. By reincorporating in Delaware, we hope to experience greater certainty with respect to our legal affairs and governance by our officers and directors.

Principal Features of the Reincorporation

The reincorporation will be accomplished by forming a wholly-owned subsidiary, Tornado Gold Delaware, which we will merge with and into, pursuant to the Agreement and Plan of Merger. Following the reincorporation merger, Tornado Gold Delaware will be the surviving entity and each outstanding share of our common stock will automatically convert into one (1) share of common stock of Tornado Gold Delaware. In addition, outstanding stock options and warrants to purchase shares of our common stock will be converted automatically into stock options and warrants to purchase the same number of shares of Tornado Gold Delaware common stock with the same exercise price and terms.

It will not be necessary for stockholders to exchange their existing stock certificates for stock certificates of Tornado Gold Delaware. Outstanding stock certificates should not be destroyed or sent to us or our transfer agent. New certificates will be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

Timing of the Reincorporation

The reincorporation will become effective when the proper forms are filed with the states of Nevada and Delaware. We anticipate filing those forms promptly after the date of the 2006 Annual Meeting of Stockholders.

Consequences of the Reincorporation

The reincorporation will result in a change of our domicile from Nevada to Delaware. The reincorporation will not, by itself, result in any changes to our business, financial condition, or our results of operations. The persons presently serving as our executive officers and directors will continue to serve in such respective capacity with Tornado Gold Delaware. Our daily business operations will continue at our principal executive offices at 8600 Technology Way, Suite 118, Reno, Nevada 89521.

Changes Caused by the Reincorporation

Change in Charter

Except with regards to cumulative voting, which is discussed below, Tornado Gold Delaware’s Certificate of Incorporation is substantially similar to our Articles of Incorporation, as amended. Both sets of governing documents provide for the issuance of up to 100,000,000 shares of common stock with a par value of $0.001 and no shares of preferred stock. In addition, our Articles of Incorporation, as amended, and Tornado Gold Delaware’s Certificate of Incorporation provide that officers and directors shall not be liable to the respective company for a breach of fiduciary duty unless the act or omission involved intentional misconduct, fraud, or a knowing violation of the law or the payment of dividends in violation of state law.

Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

Our Articles of Incorporation provide for cumulative voting. Tornado Gold Delaware’s Certificate of Incorporation does not provide for cumulative voting. Thus, after the reincorporation is effective, stockholders will not be able to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected.

Tornado Gold Delaware’s Certificate of Incorporation is attached hereto as Exhibit A. The discussion of Tornado Gold Delaware’s Certificate of Incorporation is qualified in its entirety by reference to Exhibit A.

Change in Bylaws

Upon effectiveness of the reincorporation, we will governed by the By-Laws of Tornado Gold Delaware. While the By-Laws of Tornado Gold Delaware are substantially similar to our existing Bylaws, there are differences that may affect your rights as a stockholder. Tornado Gold Delaware’s By-Laws are attached hereto as Exhibit B. The following discussion briefly summarizes the material differences between our Bylaws and the By-Laws of Tornado Gold Delaware. The discussion of Tornado Gold Delaware’s By-laws is qualified in its entirety by reference to Exhibit B.

 Number of Directors . Under our Bylaws, our Board of Directors is to consist of not less than one (1) and not more than five (5) members.

Under the By-Laws of Tornado Gold Delaware, the number of directors shall be no less than one (1) but no more than fifteen (15).

 Vacancies . Pursuant to our Bylaws, except for a vacancy created by the removal of a Director, a majority of the remaining Directors are to fill any vacancy. A vacancy in the Board of Directors created by the removal of a Director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of the holders of a majority of the outstanding shares.

The By-Laws of Tornado Gold Delaware provide that all vacancies may be filled by a majority of the remaining Directors.

 Annual Meetings . Our Bylaws require that the annual meeting of stockholders take place at 10:00 A.M. on May 1.

The By-Laws of Tornado Gold Delaware require that the annual meeting of stockholders be held within five (5) months of the end of the previous fiscal year.

 Amendments to the Bylaws . Our Bylaws provide that the affirmative vote of a majority of stockholders entitled to vote in the election of directors may adopt, alter, amend, or repeal the Bylaws. Our Board of Directors may adopt, alter, amend, or repeal the Bylaws, except for bylaws relating to quorum for meetings of stockholders or the Board of Directors, or to change any provisions of the Bylaws with respect to the removal of a director or filling of vacancies in the Board resulting from removal by the stockholders.

The By-Laws of Tornado Gold Delaware may be altered, amended, or repealed at a special or annual meeting by the holders of a majority of the shares entitled to vote thereat, or by its Board of Directors.

 Removal of Directors . Our entire Board of Directors or any individual Director may be removed at any special meeting of stockholders called for such purpose by vote of the holders of two-thirds (2/3) of the shares entitled to elect directors. No Director may be removed (unless the entire Board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote, were voted) and the entire number of Directors authorized at the time of the Directors most recent election were then being elected.

Pursuant to the By-Laws of Tornado Gold Delaware, a Director may be removed for cause or without cause by the vote of the holders of a majority of the shares entitled to elect directors.

 Special Meetings . Our Bylaws provide that a special meeting of the stockholders may be called at any time by the Board of Directors, the Chairman of the Board, the President, or stockholders holding at least 50% of the shares entitled to vote at such meeting.

The By-Laws of Tornado Gold Delaware provide that a special meeting of the stockholders may be called by its President, the Board of Directors, or stockholders holding at least one-third (1/3) of the shares entitled to vote at such meeting.

 Committees . Our Bylaws provide the Board of Directors may appoint committees composed of two or more members of the Board of Directors and that any such committee shall have the powers delegated to it by the Board of Directors, except for the powers made delegable by Nevada law.

The By-Laws of Tornado Gold Delaware provide that its Board of Directors may appoint committees composed of one or more members of its Board of Directors and that any such committee shall have the powers delegated to it by the Board of Directors, except for the power to: (i) fill a vacancy of the Board of Directors; (ii) submit to the stockholders any action that needs stockholder approval under the By-Laws or Delaware law; (iii) fix the compensation of the directors serving on any committee thereof; or (iv) amend or repeal any resolution of the Board of Directors that by its terms may not be so amendable or repealable. In addition, the Board of Directors of Tornado Gold Delaware may create an executive committee, which shall have and may exercise, when the Board of Directors is not in session, all the powers of the Board of Directors in the management of the business and affairs of Tornado Gold Delaware.

Change in Governing Law

We are incorporated under the laws of the State of Nevada, and Tornado Gold Delaware is incorporated under the laws of the State of Delaware. Our corporate affairs are currently governed by Nevada corporate law and our Articles of Incorporation and Bylaws, which were created pursuant to Nevada law. On the effective date of the reincorporation, issues of corporate governance and control will be controlled by Delaware law and Tornado Gold Delaware’s Certificate of Incorporation and By-Laws, which were created pursuant to Delaware law.

The following discussion summarizes briefly some of the changes resulting from certain material differences between Nevada corporate law and Delaware corporate law. The following discussion does not purport to be a complete statement of such laws. Stockholders should refer to Tornado Gold Delaware’s Certificate of Incorporation, which is attached hereto as Exhibit A, Tornado Gold Delaware’s By-Laws, which are attached hereto as Exhibit B, and the Delaware General Corporation Law (“DGCL”) and the Nevada General Corporation Law (“NGCL”) to understand how these laws apply to Tornado Gold Delaware and us, respectively.

 Fiduciary Duties . Both the DGCL and the NGCL provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve and the stockholders of those corporations.

With respect to fiduciary duties, NGCL may provide broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties. The DGCL does not contain any statutory provision permitting directors to consider the interests of any constituencies other than the corporation or its stockholders when discharging their duties. The NGCL, on the other hand, provides that in discharging their duties, directors may exercise their respective powers with a view to the interests of the corporation, employees, suppliers, customers, or creditors of the corporation and the interests of the state of Nevada, the community, and society.

 Classified Board of Directors . The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. The NGCL also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. Neither we nor Tornado Gold Delaware has a classified board.

 Cumulative Voting . Both the NGCL and DGCL permit cumulative voting in the election of directors. Our Articles of Incorporation provide for cumulative voting in the election of directors. The Certificate of Incorporation of Tornado Gold Delaware does not provide for cumulative voting. Thus, after the reincorporation is effective, stockholders will not be able to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected.

 Removal of Directors . With respect to removal of directors, under the NGCL, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. The NGCL provides that the articles of incorporation may require the concurrence of more than two-thirds of the voting power entitled to vote in order to remove a director. Under the DGCL law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors.

 Dividend Rights and Repurchase of Shares . The NGCL provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Under the DGCL, a corporation may declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividends are declared and/or for its preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. Generally, pursuant to the DGCL, a corporation may repurchase shares only if net assets are not and will not become less than the corporation’s capital.

 Indemnification of Directors and Officers . In general, the NGCL and DGCL permit a corporation to indemnify officers, directors, employees, and agents for actions taken in good faith and in a manner they reasonably believe to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, which they had no reasonable cause to believe were unlawful. Both Tornado Gold Delaware and we provide for such indemnifications under their respective charters and bylaws.

 Limitation on Personal Liability of Directors . A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith, or that involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Tornado Gold Delaware’s Certificate of Incorporation will limit the liability of directors to Tornado Gold Delaware to the fullest extent permitted by law.

While the NGCL has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision exempts from its limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty.

 Amendment to Article/Certificate of Incorporation . In general, both the NGCL and DGCL require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s articles/certificate of incorporation. Both statutes also provide that in addition to the vote described above, the vote of a majority of the outstanding shares of a class may be required to amend the articles/certificate of incorporation where a class will be adversely affected by such amendment. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions, and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors.

Our Articles of Incorporation and Tornado Gold Delaware’s Certificate of Incorporation do not confer the power to amend the articles/certificate to their respective boards. Thus, a stockholder vote is necessary to amend the articles/certificate.

 Amendment to Bylaws . Under the DGCL, bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon. A corporation may, in its certificate of incorporation, confer this power upon the directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

The NGCL provides that the board of directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the stockholders, if any. Unless otherwise prohibited by any Bylaw adopted by the stockholders, the directors may adopt, amend, or repeal any Bylaw, including any Bylaw adopted by the stockholders. The Articles of Incorporation may grant the authority to adopt Bylaws exclusively to the directors.

 Actions by Written Consent of Stockholders . The NGCL and DGCL each provide that, unless the articles of incorporation/certificate of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. Our Articles of Incorporation and the Certificate of Incorporation of Tornado Gold Delaware allow for action by written consent pursuant to the statutory guidelines set forth above.

 Special Meetings of Stockholders . Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by any person or persons as may be authorized by the corporation’s articles/certificate of incorporation, as applicable, or bylaws.

The NGCL does not specifically address the manner in which stockholders may call a special meeting. Our Bylaws provide that a special meeting of the stockholders may be called at any time by the Board of Directors, the Chairman of the Board, the President, or stockholders holding at least 50% of the shares entitled to vote at such meeting. The By-Laws of Tornado Gold Delaware provide that a special meeting of the stockholders may be called by its President, the Board of Directors, or stockholders holding at least one-third (1/3) of the shares entitled to vote at such meeting.

 Restrictions on Business Combinations . Both the DGCL and NGCL contain provisions restricting the ability of a corporation to engage in “business combinations” with an interested stockholder. As a Delaware corporation, Tornado Gold Delaware is subject to Section 203 (“Section 203”) of the DGCL. Under Section 203, certain business combinations between a Delaware corporation whose stock is publicly traded or held of record by more than 2,000 stockholders and an “interested stockholder” are prohibited for a three-year period following the date that such a stockholder became an interested stockholder, unless (i) the corporation has elected in a manner permitted by Section 203 not to be governed by Section 203, (ii) the transaction in which the stockholder became an interested stockholder or the business combination was approved by the board of directors of the corporation before the other party to the business combination became an interested stockholder, (iii) upon consummation of the transaction that made it an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the commencement of the transaction (excluding voting stock owned by directors who are also officers or held in employee benefit plans in which the employees do not have a right to determine confidentially whether shares held by the plan will be tendered in a tender offer), or (iv) the business combination was approved by the board of directors of the corporation and ratified by 66 2/3% (and not by written consent) of the voting stock which the interested stockholder did not own. The term “business combination” is defined generally to include mergers or consolidations between a Delaware corporation and an “interested stockholder,” transactions with an “interested stockholder” involving the assets or stock of the corporation or its majority-owned subsidiaries, and transactions which increase an “interested stockholder’s” percentage ownership of stock. The term “interested stockholder” is defined generally as a stockholder who, together with affiliates and associates, owns (or, within three years prior, did own) 15% or more of a Delaware corporation’s voting stock.

The NGCL contains certain “anti-takeover” provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. The NGCL prohibits a corporation from engaging in any “business combinations” with “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder. The term “interested stockholder” is defined generally as a stockholder that owns, directly or indirectly, 10% or more of the corporation’s voting stock. A business combination includes any merger, consolidation, or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.

Neither Tornado Gold Delaware nor we have opted out of the applicable statutes with appropriate provisions in the respective Articles/Certificate of Incorporation.

Material Federal Income Tax Consequences of the Reincorporation

The following is a discussion of certain federal income tax consequences to holders of our common stock who receive shares of Tornado Gold Delaware common stock in exchange for their shares of our common stock as a result of the reincorporation. The discussion is based on the Internal Revenue Code of 1986, as amended (“Code”), and laws, regulations, rulings, and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. No state, local or foreign tax consequences are addressed herein.

This discussion is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. In view of the varying nature of such tax consequences, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the reincorporation, including the applicability of federal, state, local, or foreign tax laws.

The reincorporation is intended to be tax-free to us and our stockholders under the Code. Accordingly, it is expected that no gain or loss will be recognized by you solely as a result of the reincorporation, and no gain or loss will be recognized by us or Tornado Gold Delaware. Each former holder of shares of our common stock will have the same tax basis in Tornado Gold Delaware’s common stock received by such holder pursuant to the reincorporation as such holder has in the shares of our common stock held by such holder at the effective time of the reincorporation. Each stockholder’s holding period with respect to Tornado Gold Delaware’s common stock will include the period during which such holder held the shares of our common stock, so long as the shares were held by such holder as a capital asset at the effective time of the reincorporation. We have not obtained, and do not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the reincorporation.

Because of the complexity of the capital gains and loss provisions of the Code and the uniqueness of each individual’s capital gain or loss situation, stockholders contemplating exercising statutory dissenter’s rights should consult their own tax advisors regarding the federal income tax consequences of exercising such rights. Additionally, state, local, or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

Dissenter’s Rights of Appraisal

Holders of our common stock that follow the appropriate procedures will be entitled to dissent from the consummation of the reincorporation and receive payment of the fair value of their shares under Sections 92A.300 through 92A.500 of the Nevada General Corporation Law. The following discussion summarizes the material applicable provisions of the Nevada dissenter’s rights statute. You are urged to read the full text of the Nevada dissenter’s rights statute, which is reprinted in its entirety and attached hereto as Exhibit D to this Proxy Statement. A person having a beneficial interest in shares of our common stock that are held of record in the name of another person, such as a bank, broker, or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner if such person wishes to perfect any dissenter’s rights such person may have. This discussion and Exhibit D should be reviewed carefully by you if you wish to exercise statutory dissenter’s rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenter’s rights statute may result in a termination or waiver of dissenter’s rights under the Nevada dissenter’s rights statute.

Under the Nevada dissenter’s rights statute, you have the right to dissent from the reincorporation and demand payment of the fair value of your shares of our common stock. If you elect to dissent, you must file with us a written notice of dissent stating that you intend to demand payment for your shares of our common stock if the reincorporation is consummated (merely voting against proposal is not sufficient to satisfy notice requirements). Such written notice of dissent must be filed with us before the date of the stockholders’ 2006 annual meeting and must be sent to Tornado Gold, c/o Randy Katz, Bryan Cave LLP, 1900 Main Street, Suite 700, Irvine, California, 92614. If you fail to comply with this notice requirement, you will not be entitled to dissenter’s rights. You must not vote your shares in favor of the proposed claim. Your failure to vote against this proposal will not constitute a waiver of your appraisal rights. The “fair value” of the shares as used in the Nevada dissenter’s rights statute is the value of the shares immediately before the effectuation of the proposed reincorporation, excluding any appreciation or depreciation in anticipation of the reincorporation unless exclusion would be inequitable.

If you satisfy the notice requirement discussed in the preceding paragraph, we will send you a written dissenter’s notice within ten (10) days after the effective time of the reincorporation. Such written dissenter’s notice will specify where you must send your payment demand and where and when you must deposit your stock certificates, if any, among other information.

If you still wish to exercise your dissenter’s rights after you have received the written dissenter’s notice, you must make a written demand on us for payment of the fair value of your shares and deposit your stock certificates in accordance with the written dissenter’s notice within thirty (30) days following the date such written dissenter’s notice is delivered.

Within thirty (30) days after the receipt of a properly executed payment demand, we will pay each dissenter who complied with the required procedures the amount we estimate to be the fair value of the dissenter’s shares, plus accrued interest. Any such payment will be accompanied by (i) our balance sheet as of the end of the fiscal year-ended not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in stockholders equity for that year, and the latest available interim financial information, if any, (ii) a statement as to how we determined the fair value of the shares and how the interest was calculated, (iii) a statement of the dissenter’s right to demand payment of fair value under Nevada law, and (iv) a copy of the relevant provisions of Nevada law. A dissenting stockholder may, within thirty (30) days following receipt of payment for the shares, send us a notice containing such stockholder’s own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to our payment of fair value to such dissenting stockholder.

If there is still disagreement about the fair market value within sixty (60) days after we received a dissenting stockholder’s demand, we will petition a court to determine fair value and accrued interest. If we fail to commence an action within sixty (60) days following the receipt of the dissenting stockholder’s demand, we shall pay to the dissenting stockholder the amount demanded in such dissenting stockholder’s notice containing the estimated fair value and accrued interest.

We will pay the costs and expenses of the court proceeding, unless the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious, or otherwise not in good faith. If such a finding is made, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder. In addition, reasonable fees and expenses of counsel and experts may be assessed against us if the court finds that we did not substantially comply with the requirements of the Nevada dissenter’s rights statute or that we acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under Nevada law.

If holders of more than five percent of our outstanding common stock exercise their appraisal rights, we have the right to terminate the Agreement and Plan of Merger and remain a Nevada corporation.

 IF YOU WISH TO SEEK DISSENTER’S RIGHTS, YOU ARE URGED TO REVIEW THE APPLICABLE NEVADA STATUTES ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT D.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director has a substantial interest, direct or indirect, in the proposed reincorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
FOR THE AGREEMENT AND PLAN OF MERGER.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Effective May 27, 2004, our predecessor dismissed Stonefield Josephson , Inc., which audited our predecessor’s financial statements for the fiscal years-ended December 31, 2003 and 2002, and replaced the auditor with Jonathon P. Reuben, CPA, to act as our independent accountant. The reports of Stonefield Josephson, Inc. for those fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles except as described herein. The report of Stonefield Josephson, Inc. for those fiscal years was qualified with respect to uncertainty as to our predecessor’s ability to continue as a going concern. During our predecessor’s 2004 fiscal year through May 27, 2004, the date of dismissal, there were no disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Stonefield Josephson, Inc., would have caused it to make reference to such disagreements in its reports.

Our predecessor’s unaudited financial statements for the quarter-ended March 31, 2004, were reviewed by Mr. Reuben. Stonefield Josephson, Inc. was not involved with the review of the unaudited financial statements for the quarter ended March 31, 2004. Our predecessor had authorized Stonefield Josephson, Inc. to discuss any matter relating to it and its operations with Mr. Reuben.

The change in our auditor was recommended and approved by our board of directors since we do not have an audit committee.

During the two most recent fiscal years and subsequent interim period, there has been no disagreements with Mr. Reuben on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Mr. Reuben, would have caused him to make reference to such disagreements in his reports. Furthermore, during the stated period, we did not consult with Mr. Reuben regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the our financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

Stonefield Josephson has reviewed the disclosures contained in this Schedule 14A. We have advised Stonefield Josephson that it has the opportunity to furnish us with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying our disclosures herein, or stating any reason why Stonefield Josephson does not agree with any of our statements made in this Proxy Statement. Stonefield Josephson has advised us that nothing has come to its attention that would cause it to believe that any such letter was necessary. Mr. Reuben has also reviewed the disclosures contained herein.

At the 2006 Annual Meeting of Stockholders, the stockholders will vote on the ratification of the Board of Director’s appointment of Jonathon P. Reuben, certified public accountant, as independent auditor to audit our financial statements for the fiscal year that began January 1, 2006. Neither Mr. Reuben nor a representative of his will be present at the 2006 Annual Meeting of Stockholders; therefore, Mr. Reuben will not have an opportunity to make a statement and will not be available to answer questions.

AUDIT FEES. The aggregate fees billed in each of the fiscal years ended December 31, 2005 and 2004 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $12,400 and $16,500 respectively.

AUDIT-RELATED FEES. There were no fees billed for services reasonably related to the performance of the audit or review of the financial statements outside of those fees disclosed above under “Audit Fees” for fiscal years 2005 and 2004.

TAX FEES. For the fiscal years ended December 31, 2005 and December 31, 2004, our principal accountants did not render any services for tax compliance, tax advice, and tax planning work.

ALL OTHER FEES. None.

PRE-APPROVAL POLICIES AND PROCEDURES. Prior to engaging our accountants to perform a particular service, our board of directors obtains an estimate for the service to be performed. All of the services described above were approved by the board of directors in accordance with its procedures.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
FOR THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR.

OTHER MATTERS

So far as the Board of Directors is aware, only the aforementioned matters will be acted upon at the 2006 Annual Meeting of Stockholders. If any other matters properly come before the meeting, the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting said proxy.

STOCKHOLDER PROPOSALS FOR 2007

Unless the Board of Directors determines otherwise, next year’s annual meeting will be held on May 31, 2007. Any stockholder proposal intended for inclusion in the proxy materials for the 2007 annual meeting must be received by our Secretary no later than January 31, 2007. Stockholder proposals submitted outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, will not be considered at any annual meeting of Stockholders. We will not include in the Notice of Annual Meeting proposals not in compliance with SEC Rule 14a-8.

ANNUAL REPORT

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 (“Annual Report”) and our Quarterly Report for the period ended September 30, 2006 (“Quarterly Report”) are included with the proxy soliciting material and are being mailed to our stockholders together with this Proxy Statement. Additional copies of the Annual Report and/or the Quarterly Report may be obtained by contacting us.

HOUSEHOLDING

As permitted by the Securities Exchange Act of 1934, as amended, only one copy of this Proxy Statement is being delivered to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies of the Proxy Statement.

We will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Earl W. Abbott, by phone at 775-827-2324 or by mail to Tornado Gold International Corp., 8600 Technology Way, Suite 118, Reno, Nevada 895212.

Stockholders residing at the same address and currently receiving only one copy of the Proxy Statement may contact Earl W. Abbott, by phone at 775-827-2324 or by mail to Tornado Gold International Corp., 8600 Technology Way, Suite 118, Reno, Nevada 89521, to request multiple copies of the Proxy Statement in the future.

Stockholders residing at the same address and currently receiving multiple copies of the annual report or Proxy Statement may contact Earl W. Abbott, by phone at 775-827-2324 or by mail to Tornado Gold International Corp., 8600 Technology Way, Suite 118, Reno, Nevada 89521, to request that only a single copy of the annual report and/or Proxy Statement be mailed in the future.

For the Board of Directors,
/s/ Earl W. Abbott EARL W. ABBOTT Chairman of the Board, Chief Executive Officer, President, and Secretary
December 27, 2006 Reno, Nevada

EXHIBIT A

Certificate of Incorporation

(attached)

CERTIFICATE OF INCORPORATION
OF
TORNADO GOLD INTERNATIONAL CORPORATION

1. The name of the Corporation is Tornado Gold International Corporation.

2. The address of its registered office in the State of Delaware is 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent. The name of its registered agent at such address is National Registered Agents, Inc.

3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4. (a) The total number of shares which the Corporation will have authority to issue is One Hundred Five Million (105,000,000) shares, of which One Hundred Million (100,000,000) will be shares of common stock, par value $0.001 per share (“Common Stock”), and Five Million (5,000,000) will be shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

(b) Shares of Preferred Stock may be issued from time to time in one or more series, each of which is to have a distinctive serial designation as determined in the resolution or resolutions of the board of directors providing for the issuance of such Preferred Stock from time to time.

(c) Each series of Preferred Stock:

(i)	may have such number of shares;
(ii)	may have such voting powers or may be without voting powers;
(iii)	may be subject to redemption at such time or times and at such price;
(iv)
may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, or such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(v)	may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;
(vi)
may be made convertible into, or exchangeable for, shares of any other class or classes, or of any other series of the same class or of any other class or classes, of stock of the Corporation at such price or prices or at such rates of exchange, and with adjustments;

(vii)	may be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;
(viii)
may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issuance of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation of stock of any class; and

(ix)	may have such other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as in such instance is stated in the resolution or resolutions of the board of directors providing for the issuance of such Preferred Stock. Except where otherwise set forth in such resolution or resolutions the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the board of directors.

5. The name and mailing address of the incorporator is Earl W. Abbott, 8600 Technology Way, Suite 118, Reno, Nevada 89521.

Earl W. Abbott, Carl A. Pescio, and George Drazenovic shall each serve as a director until the first annual meeting of the stockholders or until their respective successor is elected and qualified. The mailing address of each director is 8600 Technology Way, Suite 118, Reno, Nevada 89521.

6. The Corporation is to have perpetual existence.

7. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

8. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this [_______] day of _________, 2007.

Earl W. Abbott, Incorporator

EXHIBIT B

Bylaws

(attached)

BY-LAWS OF TORNADO GOLD INTERNATIONAL CORPORATION

ARTICLE 1
The Corporation

Section 1 - Name

The legal name of this corporation (hereinafter called the "Corporation") is Tornado Gold International Corporation.

Section 2 - Offices

The Corporation shall have its principal office in the State of Delaware or at such other places within and without the United States as the Board of Directors may from time to time appoint or the business of the Corporation may require.

Section 3 - Seal

The corporate seal, if any, shall be in such form approved by the Board of Directors from time to time. The corporate seal, if so adopted, shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". One or more duplicate dies for impressing such seal may be kept and used.

ARTICLE 2
Meetings of Shareholders

Section 1 - Place of Meetings

All meetings of the shareholders shall be held at the principal office of the Corporation in the State of Delaware or at such other place, within or without the United States, as is fixed in the notice of the meeting.

Section 2 - Annual Meetings

An annual meeting of the shareholders of the Corporation for the election of directors and the transaction of such other business as may properly come before the meeting shall be held within five months after the close of the fiscal year of the Corporation. If for any reason any annual meeting shall not be held at the time herein specified, the same may be held at any time thereafter upon notice, as herein provided, or the business thereof may be transacted at any special meeting called for the purpose.

Section 3 - Special Meetings

Special meetings of shareholders may be called by the President whenever he deems it necessary or advisable. A special meeting of the shareholders shall be called by the President whenever so directed in writing by a majority of the entire Board of Directors or whenever the holders of one-third (1/3) of the number of shares of the capital stock of the Corporation entitled to vote at such meeting shall, in writing, request the same.

Section 4 - Notice of Meetings

Notice of the time and place of the annual and of each special meeting of the shareholders shall be given to each of the shareholders entitled to vote at such meeting by mailing the same in a postage prepaid wrapper addressed to each such shareholders at his address as it appears on the books of the Corporation, or by delivering the same personally to any such shareholder in lieu of such mailing, at least ten (10) and not more than fifty (50) days prior to each meeting. Meetings may be held without notice if all of the shareholders entitled to vote thereat are present in person or by proxy, or if notice thereof is waived by all such shareholders not present in person or by proxy, before or after the meeting. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid. If a meeting is adjourned to another time, not more than thirty (30) days hence, or to another place, and if an announcement of the adjourned time or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the Board of Directors, after adjournment fix a new record date for the adjourned meeting. Notice of the annual and each special meeting of the shareholders shall indicate that it is being issued by or at the direction of the person or persons calling the meeting, and shall state the name and capacity of each such person. Notice of each special meeting shall also state the purpose or purposes for which it has been called. Neither the business to be transacted at nor the purpose of the annual or any special meeting of the shareholders need be specified in any written waiver of notice.

Section 5 - Record Date for Shareholders

For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than fifty (50) days nor less than ten (10) days before the date of such meeting, nor more than fifty (50) days prior to any other action. If no record date is fixed, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; the record date for determining shareholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 6 - Proxy Representation

Every shareholder may authorize another person or persons to act for him by proxy in all matters in which a shareholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the shareholder or by his attorney-in-fact. No proxy shall be voted or acted upon after eleven (11) months from its date unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the shareholder executing it.

Section 7 - Voting at Shareholders' Meetings

Each share of stock shall entitle the holder thereof to one vote. In the election of directors, a plurality of the votes cast shall elect. Any other action shall be authorized by a majority of the votes cast except where the Delaware Business Corporation Law prescribes a different percentage of votes or a different exercise of voting power. In the election of directors, and for any other action, voting need not be by ballot.

Section 8 - Quorum and Adjournment

Except for a special election of directors pursuant to the Delaware Business Corporation Law, the presence, in person or by proxy, of the holders of one third (1/3) of the shares of the stock of the Corporation outstanding and entitled to vote thereat shall be requisite and shall constitute a quorum at any meeting of the shareholders. When a quorum is once present to organize a meeting, it shall not be broken by the subsequent withdrawal of any shareholders. If at any meeting of the shareholders there shall be less than a quorum so present, the shareholders present in person or by proxy and entitled to vote thereat, may adjourn the meeting from time to time until a quorum shall be present, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not adjourned.

Section 9 - List of Shareholders

The officer who has charge of the stock ledger of the Corporation shall prepare, make and certify, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders, as of the record date fixed for such meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present. If the right to vote at any meeting is challenged, the inspectors of election, if any, or the person presiding thereat, shall require such list of shareholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be shareholders entitled to vote thereat may vote at such meeting.

Section 10 - Inspectors of Election

The Board of Directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, and at the request of any shareholder entitled to vote thereat shall, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of the inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or any shareholder entitled to vote thereat, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them. Any report or certificate made by the inspector or inspectors shall be prima facie evidence of the facts stated and of the vote as certified by them.

Section 11 - Action of the Shareholders Without Meetings

Any action which may be taken at any annual or special meeting of the shareholders may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon. Written consent thus given by the holders of all outstanding shares entitled to vote shall have the same effect as a unanimous vote of the shareholders.

ARTICLE 3
Directors

Section 1 - Number of Directors

The number of directors which shall constitute the entire Board of Directors shall be no less than one (1) but no more than fifteen (15). Subject to the foregoing limitation, such number may be fixed from time to time by action of a majority of the entire Board of Directors or of the shareholders at an annual or special meeting, or, if the number of directors is not so fixed, the number shall be three (3). No decrease in the number of directors shall shorten the term of any incumbent director.

Section 2 - Election and Term

The initial Board of Directors shall be elected by the incorporator and each initial director so elected shall hold office until the first annual meeting of shareholders and until his successor has been elected and qualified. Thereafter, each director who is elected at an annual meeting of shareholders, and each director who is elected in the interim to fill a vacancy or a newly created directorship, shall hold office until the next annual meeting of shareholders and until his successor has been elected and qualified.

Section 3 - Filling Vacancies, Resignation and Removal

Any director may tender his resignation at any time. Any director or the entire Board of Directors may be removed, with or without cause, by vote of the shareholders. In the interim between annual meetings of shareholders or special meetings of shareholders called for the election of directors or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the resignation or removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

Section 4 - Qualifications and Powers

Each director shall be at least eighteen (18) years of age. A director need not be a shareholder, a citizen of the United States or a resident of the State of Delaware. The business of the Corporation shall be managed by the Board of Directors, subject to the provisions of the Certificate of Incorporation. In addition to the powers and authorities by these By-Laws expressly conferred upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done exclusively by the shareholders.

Section 5 - Regular and Special Meetings of the Board of Directors

The Board of Directors may hold its meetings, whether regular or special, either within or without the State of Delaware. The newly elected Board of Directors may meet at such place and time as shall be fixed by the vote of the shareholders at the annual meeting, for the purpose of organization or otherwise, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a majority of the entire Board of Directors shall be present; or they may meet at such place and time as shall be fixed by the consent in writing of all directors. Regular meetings of the Board of Directors may be held with or without notice at such time and place as shall from time to time be determined by resolution of the Board of Directors. Whenever the time or place of regular meetings of the Board of Directors shall have been determined by resolution of the Board of Directors, no regular meetings shall be held pursuant to any resolution of the Board of Directors altering or modifying its previous resolution relating to the time or place of the holding of regular meetings, without first giving at least three (3) days written notice to each director, either personally or by telegram or facsimile, or at least five (5) days written notice to each director by mail, of the substance and effect of such new resolution relating to the time and place at which regular meetings of the Board of Directors may thereafter be held without notice. Special meetings of the Board of Directors shall be held whenever called by the President, Vice-President, the Secretary or any director in writing. Notice of each special meeting of the Board of Directors shall be delivered personally to each director or sent by telegram or facsimile to his residence or usual place of business at least three (3) days before the meeting, or mailed to him to his residence or usual place of business at least five (5) days before the meeting. Meetings of the Board of Directors, whether regular or special, may be held at any time and place, and for any purpose, without notice, when all the directors are present or when all directors not present shall, in writing, waive notice of and consent to the holding of such meeting, which waiver and consent may be given after the holding of such meeting. All or any of the directors may waive notice of any meeting and the presence of a director at any meeting of the Board of Directors shall be deemed a waiver of notice thereof by him. A notice, or waiver of notice, need not specify the purpose or purposes of any regular or special meeting of the Board of Directors.

Section 6 - Quorum and Action

A majority of the entire Board of Directors shall constitute a quorum except that when the entire Board of Directors consists of one director, then one director shall constitute a quorum, and except that when a vacancy or vacancies prevents such majority, a majority of the directors in office shall constitute a quorum, provided that such majority shall constitute at least one-third (1/3) of the entire Board of Directors. A majority of the directors present, whether or not they constitute a quorum, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the Delaware Business Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. All directors and classes of directors shall have equal voting rights at any meetings of the Board of Directors.

Section 7 - Telephonic Meetings

Any member or members of the Board of Directors, or of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any such committee, as the case may be, by means of conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation in a meeting by such means shall constitute presence in person at such meeting.

Section 8 - Action Without a Meeting

Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 9 - Compensation of Directors

By resolution of the Board of Directors, the directors may be paid their expenses, if any, for attendance at each regular or special meeting of the Board of Directors or of any committee designated by the Board of Directors and may be paid a fixed sum for attendance at such meeting, or a stated salary as director, or both. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor; provided, however, that directors who are also salaried officers shall not receive fees or salaries as directors.

Section 10 - Granting or Denying Stockholder Rights

Notwithstanding any provision of the Delaware Business Corporations Law to the contrary, the directors shall not be entitled to grant or deny any rights, privileges, powers or authorities to the stockholders of the Corporation that they would not have been entitled to grant or deny had the Corporation been constituted pursuant to the Canada Business Corporations Act (R.S.C. 1985, c. C-44), as amended from time to time (the "CBCA").

ARTICLE 4
Committees

Section 1 - In General

The Board of Directors may, by resolution or resolutions passed by the affirmative vote therefore of a majority of the entire Board of Directors, designate an Executive Committee and such other committees as the Board of Directors may from time to time determine, each to consist of one (1) or more directors, and each of which, to the extent provided in the resolution or in the Certificate of Incorporation or in the By-Laws, shall have all the powers of the Board of Directors, except that no such Committee shall have power to fill vacancies in the Board of Directors, or to change the membership of or to fill vacancies in any committee, or to make, amend, repeal or adopt By-Laws of the Corporation, or to submit to the shareholders any action that needs shareholder approval under these By-Laws or the Delaware Business Corporation Law, or to fix the compensation of the directors for serving on the Board of Directors or any committee thereof, or to amend or repeal any resolution of the Board of Directors which by its terms shall not be so amendable or repealable. Each committee shall serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors of Directors to act at the meeting in the place of any such absent or disqualified member.

Section 2 - Executive Committee

Except as otherwise limited by the Board of Directors or by these By-Laws, the Executive Committee, if so designated by the Board of Directors, shall have and may exercise, when the Board of Directors is not in session, all the powers of the Board of Directors in the management of the business and affairs of the Corporation, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it. The Board of Directors shall have the power at any time to change the membership of the Executive Committee, to fill vacancies in it, or to dissolve it. The Executive Committee may make rules for the conduct of its business and may appoint such assistance as it shall from time to time deem necessary. A majority of the members of the Executive Committee, if more than a single member, shall constitute a quorum.

ARTICLE 5
Officers

Section 1 - Designation, Term and Vacancies

The officers of the Corporation shall be a President, one or more Vice-Presidents, a Secretary, a Treasurer, and such other officers as the Board of Directors may from time to time deem necessary. Such officers may have and perform the powers and duties usually pertaining to their respective offices, the powers and duties respectively prescribed by law and by these By-Laws, and such additional powers and duties as may from time to time be prescribed by the Board of Directors. The same person may hold any two or more offices. The initial officers of the Corporation shall be appointed by the initial Board of Directors, each to hold office until the meeting of the Board of Directors following the first annual meeting of shareholders and until his successor has been appointed and qualified. Thereafter, the officers of the Corporation shall be appointed by the Board of Directors as soon as practicable after the election of the Board of Directors at the annual meeting of shareholders, and each officer so appointed shall hold office until the first meeting of the Board of Directors following the next annual meeting of shareholders and until his successor has been appointed and qualified. Any officer may be removed at any time, with or without cause, by the affirmative note therefor of a majority of the entire Board of Directors. All other agents and employees of the Corporation shall hold office during the pleasure of the Board of Directors. Vacancies occurring among the officers of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

Section 2 - President

The President shall preside at all meetings of the shareholders and at all meetings of the Board of Directors at which he may be present. Subject to the direction of the Board of Directors, he shall be the chief executive officer of the Corporation, and shall have general charge of the entire business of the Corporation. He may sign certificates of stock and sign and seal bonds, debentures, contracts or other obligations authorized by the Board of Directors, and may, without previous authority of the Board of Directors, make such contracts as the ordinary conduct of the Corporation's business requires. He shall have the usual powers and duties vested in the President of a corporation. He shall have power to select and appoint all necessary officers and employees of the Corporation, except those selected by the Board of Directors, and to remove all such officers and employees except those selected by the Board of Directors, and make new appointments to fill vacancies. He may delegate any of his powers to a Vice-President of the Corporation.

Section 3 - Vice-President

A Vice-President shall have such of the President's powers and duties as the President may from time to time delegate to him, and shall have such other powers and perform such other duties as may be assigned to him by the Board of Directors. During the absence or incapacity of the President, the Vice-President, or, if there be more than one, the Vice-President having the greatest seniority in office, shall perform the duties of the President, and when so acting shall have all the powers and be subject to all the responsibilities of the office of President.

Section 4 - Treasurer

The Treasurer shall have custody of such funds and securities of the Corporation as may come to his hands or be committed to his care by the Board of Directors. Whenever necessary or proper, he shall endorse on behalf of the Corporation, for collection, checks, notes, or other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depositaries, approved by the Board of Directors as the Board of Directors or President may designate. He may sign receipts or vouchers for payments made to the Corporation, and the Board of Directors may require that such receipts or vouchers shall also be signed by some other officer to be designated by them. Whenever required by the Board of Directors, he shall render a statement of his cash accounts and such other statements respecting the affairs of the Corporation as may be required. He shall keep proper and accurate books of account. He shall perform all acts incident to the office of Treasurer, subject to the control of the Board of Directors.

Section 5 - Secretary

The Secretary shall have custody of the seal of the Corporation and when required by the Board of Directors, or when any instrument shall have been signed by the President duly authorized to sign the same, or when necessary to attest any proceedings of the shareholders or directors, shall affix it to any instrument requiring the same and shall attest the same with his signature, provided that the seal may be affixed by the President or Vice-President or other officer of the Corporation to any document executed by either of them respectively on behalf of the Corporation which does not require the attestation of the Secretary. He shall attend to the giving and serving of notices of meetings. He shall have charge of such books and papers as properly belong to his office or as may be committed to his care by the Board of Directors. He shall perform such other duties as appertain to his office or as may be required by the Board of Directors.

Section 6 - Delegation

In case of the absence of any officer of the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may temporarily delegate the powers or duties, or any of them, of such officer to any other officer or to any director.

ARTICLE 6
Stock

Section 1 - Issuance of Shares and Certificates Representing Shares

The capital stock of the Corporation after the fixed consideration therefore has been paid, will not be subject to assessment and the holder thereof is not individually liable for the debts and liabilities of the Corporation. Shares in the capital stock of the Corporation shall be issued in registered form only.

All certificates representing shares of the capital stock of the Corporation shall be in such form not inconsistent with the Certificate of Incorporation, these By-Laws or the Delaware Business Corporation Laws. Such shares shall be approved by the Board of Directors, and shall be signed by the President or a Vice-President and by the Secretary or the Treasurer. Certificates countersigned by a duly appointed transfer agent and/or registered by a duly appointed registrar shall be deemed to be so signed and sealed whether the signatures be manual or facsimile signatures and whether the seal be a facsimile seal or any other form of seal. All certificates shall be consecutively numbered and the name of the person owning the shares represented thereby, his residence, with the number of such shares and the date of issue, shall be entered on the Corporation's stock ledger. The stock ledger will be accessible to the stockholders of the Corporation in the same manner and on the same conditions as if the Corporation had been incorporated under the CBCA. All certificates surrendered shall be cancelled and no new certificates issued until the former certificates for the same number of shares shall have been surrendered and cancelled, except as provided for herein.

Shares in the capital stock of the Corporation shall not be issued until the consideration for the share is fully paid in money or in property or past services that are not less in value than the fair equivalent of the money that the Corporation would have received if the share had been issued for money. In determining whether property or past services are the fair equivalent of a money consideration, the directors may take into account reasonable charges and expenses of organization and re-organization and payments for property and past services reasonably expected to benefit the Corporation. For the purposes of this Article, "property" shall not include a promissory note, or a promise to pay, that is made by a person to whom a share is issued, or a person who does not deal at arm’s length, within the meaning of that expression in the Income Tax Act (Canada), with a person to whom a share is issued.

Directors of the Corporation who vote for or consent to a resolution authorizing the issue of a share in the capital stock of the Corporation for a consideration to make good any amount by which the consideration received is less than the fair equivalent of the money that the Corporation would have received if the share had been issued for money on the date of the resolution.

In case any officer or officers who shall have signed or whose facsimile signature or signatures shall have been affixed to any such certificate or certificates, shall cease to be such officer or officers of the Corporation before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation, and may be issued and delivered as though the person or persons who signed such certificates, or whose facsimile signature or signatures shall have been affixed thereto, had not ceased to be such officer or officers of the Corporation.

Any restriction on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

Section 2 - Fractional Share Interests

The Corporation, may, but shall not be required to, issue certificates for fractions of a share. If the Corporation does not issue fractions of a share, it shall: (1) arrange for the disposition of fractional interests by those entitled thereto; (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or (3) issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any distribution of the assets of the Corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the condition that the shares for which scrip or warrants are exchangeable may be sold by the Corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

Section 3 - Addresses of Shareholders

Every shareholder shall furnish the Corporation with an address to which notices of meetings and other notices may be served upon or mailed to him, and in default thereof notices may be addressed to him at his last known post office address.

Section 4 - Stolen, Lost or Destroyed Certificates

The Board of Directors may in its sole discretion direct that a new certificate or certificates of stock be issued in place of any certificate or certificates of stock theretofore issued by the Corporation, alleged to have been stolen, lost or destroyed, and the Board of Directors when authorizing the issuance of such new certificate or certificates, may, in its discretion, and as a condition precedent thereto, require the owner of such stolen, lost or destroyed certificate or certificates or his legal representatives to give to the Corporation and to such registrar or registrars and/or transfer agent or transfer agents as may be authorized or required to countersign such new certificate or certificates, a bond in such sum as the Corporation may direct not exceeding double the value of the stock represented by the certificate alleged to have been stolen, lost or destroyed, as indemnity against any claim that may be made against them or any of them for or in respect of the shares of stock represented by the certificate alleged to have been stolen, lost or destroyed.

Section 5 - Transfers of Shares

Upon compliance with all provisions restricting the transferability of shares, if any, transfers of stock shall be made only upon the books of the Corporation by the holder in person or by his attorney thereunto authorized by power of attorney duly filed with the Secretary of the Corporation or with a transfer agent or registrar, if any, upon the surrender and cancellation of the certificate or certificates for such shares properly endorsed and the payment of all taxes due thereon. The Board of Directors may appoint one or more suitable banks and/or trust companies as transfer agents and/or registrars of transfers, for facilitating transfers of any class or series of stock of the Corporation by the holders thereof under such regulations as the Board of Directors may from time to time prescribe. Upon such appointment being made all certificates of stock of such class or series thereafter issued shall be countersigned by one of such transfer agents and/or one of such registrars of transfers, and shall not be valid unless so countersigned.

ARTICLE 7
Dividends and Finance

Section 1 - Dividends

The Board of Directors shall have power to fix and determine and to vary, from time to time, the amount of the working capital of the Corporation before declaring any dividends among its shareholders, and to direct and determine the use and disposition of any net profits or surplus, and to determine the date or dates for the declaration and payment of dividends and to determine the amount of any dividend, and the amount of any reserves necessary in their judgment before declaring any dividends among its shareholder, and to determine the amount of the net profits of the Corporation from time to time available for dividends.

Section 2 - Fiscal Year

The fiscal year of the Corporation shall end on the last day of the month in each year as designated by the Board of Directors and shall begin on the next succeeding day, or shall be for such other period as the Board of Directors may from time to time designate with the consent of the Department of Taxation and Finance, where applicable.

ARTICLE 8
Miscellaneous Provisions

Section 1 - Directors’ and Officers’ Liability

Subject to the foregoing, no director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer, provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer for acts or omission which involve intentional misconduct, fraud or a violation of law, or the payment of dividends in violation of the Delaware Corporations Laws. Any repeal or modification of this Article by the stockholders of the Corporation shall only be prospective, and shall not adversely affect any limitation on the personal liability of a director of the Corporation for acts or omissions prior to such repeal or modification.

Nothing in this Article 8 or in the By-Laws of the Corporation shall be interpreted as limiting the liability of the directors and officers of the Corporation in a manner that would not be permissible under the CBCA had the Corporation been constituted under the CBCA.

Section 2 - Rights of Shareholders Dissent and Minority Shareholder Rights

Section 190 of the CBCA shall apply to the Corporation, mutatis mutandis, as if the Corporation had been constituted pursuant to the CBCA.

Section 3 - Stock of Other Corporations

The Board of Directors shall have the right to authorize any director, officer or other person on behalf of the Corporation to attend, act and vote at meetings of the shareholders of any corporation in which the Corporation shall hold stock, and to exercise thereat any and all rights and powers incident to the ownership of such stock, and to execute waivers of notice of such meetings and calls therefor; and authority may be given to exercise the same either on one or more designated occasions, or generally on all occasions until revoked by the Board of Directors. In the event that the Board of Directors shall fail to give such authority, such authority may be exercised by the President in person or by proxy appointed by him on behalf of the Corporation.

Any stocks or securities owned by this Corporation may, if so determined by the Board of Directors, be registered either in the name of this Corporation or in the name of any nominee or nominees appointed for that purpose by the Board of Directors.

Section 4 - Books and Records

Subject to the Delaware Business Corporation Law, the Corporation may keep its books and accounts outside the State of Delaware.

Section 5 - Notices

Whenever any notice is required by these By-Laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in a post office box in a sealed postpaid wrapper, addressed to the person entitled thereto at his last known post office address, and such notice shall be deemed to have been given on the day of such mailing. Whenever any notice whatsoever is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation or these By-Laws a waiver in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

Section 6 - Amendments

Except as otherwise provided herein, these By-Laws may be altered, amended or repealed and By-Laws may be made at any annual meeting of the shareholders or at any special meeting thereof if notice of the proposed alteration, amendment or repeal, or By-Law or By-Laws to be made be contained in the notice of such special meeting, by the holders of a majority of the shares of stock of the Corporation outstanding and entitled to vote thereat; or by a majority of the Board of Directors at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, if notice of the proposed alteration, amendment or repeal, or By-Law or By-Laws to be made, be contained in the notice of such special meeting.

EXHIBIT C

Agreement and Plan of Merger

(attached)

AGREEMENT AND PLAN OF MERGER

OF
TORNADO GOLD INTERNATIONAL CORP.
(A NEVADA CORPORATION)
WITH
AND INTO
TORNADO GOLD INTERNATIONAL CORPORATION
(A DELAWARE CORPORATION)

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated this ___ day of ______________ 2007, by and between TORNADO GOLD INTERNATIONAL CORP., a Nevada corporation (“TORNADO-NEVADA”), and TORNADO GOLD INTERNATIONAL CORPORATION, a Delaware corporation, a wholly-owned subsidiary of TORNADO-NEVADA (“TORNADO-DELAWARE”), is made with respect to the following facts.

RECITALS

WHEREAS, TORNADO-NEVADA is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, TORNADO-DELAWARE is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, the respective Boards of Directors for TORNADO-NEVADA and TORNADO-DELAWARE have determined that, for purposes of effecting the reincorporation of TORNADO-NEVADA in the State of Delaware, it is advisable and to the advantage of said two corporations and their stockholders that TORNADO-NEVADA merge with and into TORNADO-DELAWARE so that TORNADO-DELAWARE is the surviving corporation on the terms provided herein (the “Merger”); and

WHEREAS, the respective Board of Directors TORNADO-NEVADA and TORNADO-DELAWARE, the stockholders of TORNADO-NEVADA, and the sole stockholder of TORNADO-DELAWARE have adopted and approved this Agreement.

NOW THEREFORE, based upon the foregoing, and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows.

ARTICLE I - THE MERGER

1.1                                 The Merger; Surviving Corporation. Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2 below), TORNADO-NEVADA shall be merged with and into TORNADO-DELAWARE, subject to and upon the terms and conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the applicable provisions of the General Corporation Law of the State of Nevada (the “NGCL”), and the separate existence of TORNADO-NEVADA shall cease. TORNADO-DELAWARE shall be the surviving entity (the “Surviving Corporation”) and shall continue to be governed by the DGCL.

1.2                                 Constituent Corporations. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

(a)                                  TORNADO-NEVADA:  Tornado Gold International Corp., a corporation organized under and governed by the laws of the State of Nevada with an address of 8600 Technology Way, Suite 118, Reno, Nevada 89521; and

(b)                                TORNADO-DELAWARE:  Tornado Gold International Corporation, a corporation organized under and governed by the laws of the State of Delaware with an address of 8600 Technology Way, Suite 118, Reno, Nevada 89521.

1.3                                 Surviving Corporation. Tornado Gold International Corporation, a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

1.4                                 Address of Principal Office of the Surviving Corporation. The address of TORNADO-DELAWARE, as the Surviving Corporation, shall be 8600 Technology Way, Suite 118, Reno, Nevada 89521.

1.5                                 Effective Time. The Merger shall become effective (the “Effective Time”), on the date upon which the last to occur of the following shall have been completed:

(a)                                  This Agreement and the Merger shall have been adopted and recommended to the stockholders of TORNADO-NEVADA by the Board of Directors of TORNADO-NEVADA and approved by a majority of the voting power of the outstanding stock of TORNADO-NEVADA entitled to vote thereon, in accordance with the requirements of the NGCL;

(b)                                 This Agreement and the Merger shall have been adopted by the Board of Directors of TORNADO-DELAWARE in accordance with the requirements of the DGCL;

(c)                                  The effective date of the Merger as stated in the executed Articles of Merger (the “Articles of Merger”) filed with the Secretary of State for the State of Nevada; and

(d)                                 An executed Certificate of Ownership and Merger (the “Certificate of Ownership”) or an executed counterpart to this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

1.6                                 Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Articles of Merger, the Certificate of Ownership and the applicable provisions of the DGCL and the NGCL. Without limiting the foregoing, from and after the Effective Time, all the property, rights, privileges, powers and franchises of TORNADO-NEVADA shall vest in TORNADO-DELAWARE, as the Surviving Corporation, and all debts, liabilities and duties of TORNADO-NEVADA shall become the debts, liabilities and duties of TORNADO-DELAWARE, as the Surviving Corporation.

1.7                                 Certificate of Incorporation; Bylaws.

(a)                                  From and after the Effective Time, the Certificate of Incorporation of TORNADO-DELAWARE shall be the Certificate of Incorporation of the Surviving Corporation.

(b)                                 From and after the Effective Time, the Bylaws of TORNADO-DELAWARE as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

1.8                                 Officers and Directors. The officers of TORNADO-NEVADA immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of TORNADO-NEVADA immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

ARTICLE II- CONVERSION OF SHARES

2.1                                 Conversion of Common Stock of TORNADO-NEVADA. At the Effective Time by virtue of the Merger, and without any action on part of the holders of any outstanding shares of TORNADO-NEVADA,

(a)                                  each share of common stock of TORNADO-NEVADA, par value of $.001 per share, issued and outstanding immediately prior to the Effective Time shall be converted into one share of TORNADO-DELAWARE’s common stock, $.001 par value per share (the “Common Stock”);

(b)                                 each share of Preferred Stock of TORNADO-NEVADA, par value of $.001 per share, issued and outstanding immediately prior to the Effective Time shall be converted into one share of TORNADO-DELAWARE’s Preferred Stock, $.001 par value per share;

(c)                                  the one share of TORNADO-DELAWARE Common Stock owned by TORNADO-NEVADA shall be canceled at the Effective Time.

2.2                                TORNADO-NEVADA Options, Stock Purchase Rights, Convertible Securities.

(a)                                  From and after the Effective Time, the Surviving Corporation shall assume the obligations of TORNADO-NEVADA under, and continue, the option plans and all other employee benefit plans of TORNADO-NEVADA. Each outstanding and unexercised option, other right to purchase, or security convertible into or exercisable for, TORNADO-NEVADA Common Stock (a “Right”) shall become, subject to the provisions in paragraph (c) hereof, an option, right to purchase or a security convertible into the Surviving Corporation’s Common Stock, on the basis of one share of the Surviving Corporation’s Common Stock for each one share of TORNADO-NEVADA common stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such TORNADO-NEVADA Right from and after the Effective Time. This paragraph 2.2(a) shall not apply to currently issued and outstanding TORNADO-NEVADA Common Stock. Such Common Stock is subject to paragraph 2.1 hereof.

(b)                                 A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options and convertible securities equal to the number of shares of TORNADO-NEVADA Common Stock so reserved immediately prior to the Effective Time. In addition, no “additional benefits” (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

2.3                                 Characterization of Merger. For federal income tax purposes, the conversion of interests in TORNADO-NEVADA pursuant to this Article III shall be deemed a reorganization and mere change in place of organization pursuant to section 368 (a)(1) (F) of the Internal Revenue Code of 1986.

ARTICLE III - TRANSFER AND CONVEYANCE OF ASSETS
AND ASSUMPTION OF LIABILITIES

3.1                                 Transfer, Conveyance and Assumption. At the Effective Time, TORNADO-DELAWARE shall continue in existence as the Surviving Corporation, and without further action on the part of TORNADO-NEVADA or TORNADO-DELAWARE, succeed to and possess all the rights, privileges and powers of TORNADO-NEVADA , and all the assets and property of whatever kind and character of TORNADO-NEVADA shall vest in TORNADO-DELAWARE without further act or deed. Thereafter, TORNADO-DELAWARE, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of TORNADO-NEVADA, and any claim or judgment against TORNADO-NEVADA may be enforced against TORNADO-DELAWARE as the Surviving Corporation, in accordance with Section 259 of the DGCL.

3.2                                 Further Assurances. If at any time TORNADO-DELAWARE shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in it the title to any property or right of TORNADO-NEVADA, or otherwise to carry out the provisions hereof, officers of TORNADO-NEVADA as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in TORNADO-DELAWARE and otherwise to carry out the provisions hereof.

ARTICLE IV - REPRESENTATIONS AND WARRANTIES
OF TORNADO-NEVADA

TORNADO-NEVADA represents and warrants to TORNADO-DELAWARE as follows:

4.1                                 Validity of Actions. TORNADO-NEVADA (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement has been duly executed and delivered on behalf of TORNADO-NEVADA. TORNADO-NEVADA has received all necessary authorization to enter into this Agreement, and this Agreement is a legal, valid and binding obligation of TORNADO-NEVADA, enforceable against TORNADO-NEVADA in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of TORNADO-NEVADA’s Articles of Incorporation or Bylaws, nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which TORNADO-NEVADA is a party or by which it or its assets may be bound, or cause a breach of any applicable Federal or state law or governmental regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE V - REPRESENTATIONS AND WARRANTIES
OF TORNADO-DELAWARE

TORNADO-DELAWARE represents and warrants to TORNADO-NEVADA as follows:

5.1                                 Validity of Actions. TORNADO-DELAWARE (a) is duly organized, validly existing and in good standing under the laws of the State of Delaware, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement has been duly executed and delivered on behalf of TORNADO-DELAWARE, and TORNADO-DELAWARE has received all necessary authorization. This Agreement is a legal, valid and binding obligation of TORNADO-DELAWARE, enforceable against TORNADO-DELAWARE in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of the Certificate of Incorporation or Bylaws of TORNADO-DELAWARE nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which TORNADO-DELAWARE is a party or by which it or its assets may be bound, or cause a breach of any applicable federal or state law or regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE VI - FURTHER ACTIONS

6.1                                 Additional Documents. At the request of any party, each party will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement.

ARTICLE VII - CONDITIONS TO THE MERGER

The obligation of TORNADO-DELAWARE and of TORNADO-NEVADA to consummate the Merger shall be subject to compliance with or satisfaction of the following conditions:

7.1                                 Bring Down. The representations and warranties set forth in this Agreement shall be true and correct in all material respects at, and as of, the Effective Time as if then made as of the Effective Time.

7.2                                 No Statute, Rule or Regulation Affecting. At the Effective Time, there shall be no statute, or regulation enacted or issued by the United States or any State, or by a court, which prohibits or challenges the consummation of the Merger.

7.3                                 Satisfaction of Conditions. All other conditions to the Merger set forth herein shall have been satisfied.

ARTICLE VIII - TERMINATION; AMENDMENT; WAIVER

8.1                                 Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Certificate of Ownership with the Secretary of State of the State of Delaware, by mutual consent of the Board of Directors of TORNADO-DELAWARE and the Board of Directors of TORNADO-NEVADA.

8.2                                 Amendment. The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Certificate of Ownership with the Secretary of State of the State of Delaware, such amendment to be approved by the Board of Directors of TORNADO-NEVADA agreeing to such amendment with TORNADO-DELAWARE.

8.3                                 Waiver. At any time prior to the Effective Time, any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of any other party or with any condition to the obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit.

ARTICLE IX - MISCELLANEOUS

9.1                                 Expenses. If the Merger becomes effective, all of the expenses incurred in connection with the Merger shall be paid by TORNADO-DELAWARE.

9.2                                 Notice. Except as otherwise specifically provided, any notices to be given hereunder shall be in writing and shall be deemed given upon personal delivery or upon mailing thereof, if mailed by certified mail, return receipt requested, to the following addresses (or to such other address or addresses shall be specified in any notice given):

In the case of TORNADO-DELAWARE:

TORNADO GOLD INTERNATIONAL CORPORATION
8600 Technology Way, Suite 118
Reno, Nevada 89521

In the case of TORNADO-NEVADA:

TORNADO GOLD INTERNATIONAL CORP.
8600 Technology Way, Suite 118
Reno, Nevada 89521

9.3                                 Non-Assignability. This Agreement shall not be assignable by any of the parties hereto.

9.4                                 Entire Agreement. This Agreement contains the parties’ entire understanding and agreement with respect to its subject matter, and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement shall be null and void and are merged into this Agreement.

9.5                                 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

9.6                                 Headings. The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

9.7                                 Gender; Number. All references to gender or number in this Agreement shall be deemed interchangeably to have a masculine, feminine, neuter, singular or plural meaning, as the sense of the context requires.

9.8                                 Severability. The provisions of this Agreement shall be severable, and any invalidity, unenforceability or illegality of any provision or provisions of this Agreement shall not affect any other provision or provisions of this Agreement, and each term and provision of this Agreement shall be construed to be valid and enforceable to the full extent permitted by law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by an officer duly authorized to do so, all as of the day and year first above written.

TORNADO GOLD INTERNATIONAL CORP.,
a Nevada Corporation

By:
Name: Earl W. Abbott
Title: President

TORNADO GOLD INTERNATIONAL CORPORATION,
a Delaware Corporation

By:
Name: Earl W. Abbott
Title: President

EXHIBIT D

Rights of Dissenting Owners

(“NRS” refers to Nevada Revised Statutes 2005)

      NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

      NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

      NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

      NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

      NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

      NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

      NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

      NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

      NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

      NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

      NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

      NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
      1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
      2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

      NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
      1.  Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

             (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
             (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.
      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
      (d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares.
      2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

      NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
      1.  There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
             (1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:
                   (I) The surviving or acquiring entity; or
                   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or
             (2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
      2.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

      NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
      1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
      2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:
      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
      (Added to NRS by 1995, 2089)

      NRS 92A.410 Notification of stockholders regarding right of dissent.
      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
      2.  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

      NRS 92A.420 Prerequisites to demand for payment for shares.
      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:
      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
      (b) Must not vote his shares in favor of the proposed action.
      2.  If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.
      3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

      NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
      1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.
      2.  The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;
      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

      NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
      1.  A stockholder to whom a dissenter’s notice is sent must:
      (a) Demand payment;
      (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and
      (c) Deposit his certificates, if any, in accordance with the terms of the notice.
      2.  The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      3.  The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

      NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
      1.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
      2.  The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      NRS 92A.460 Payment for shares: General requirements.
      1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
      (a) Of the county where the corporation’s registered office is located; or
      (b) At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
      2.  The payment must be accompanied by:
      (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;
      (b) A statement of the subject corporation’s estimate of the fair value of the shares;
      (c) An explanation of how the interest was calculated;
      (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and
      (e) A copy of NRS 92A.300 to 92A.500, inclusive.

      NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.
      1.  A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
      2.  To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

      NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
      1.  A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
      2.  A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

      NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
      1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
      2.  A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
      3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
      4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
      5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:
      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

      NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
      1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
      2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
      3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
      4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
      5.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.